Exhibit 99.1

SKILLZ SET TO GO PUBLIC TO BRING

COMPETITIVE MOBILE GAMING TO EVERYONE

The First Mobile Esports Platform to Go Public,

Delivering Fair, Fun & Meaningful Competition (NYSE: FEAC)

●	Investors including Wellington, Fidelity, Franklin Templeton, and Neuberger Berman funds have committed to a $159 million PIPE with total commitments exceeding $250 million.
●	High growth business with projected 2022 revenue of $555 million, a 57% CAGR from 2020
●	Andrew Paradise, CEO & Founder of Skillz, and Casey Chafkin, CRO and Founder of Skillz, will continue to lead the company
●	Existing Skillz stockholders and Flying Eagle sponsor agree to 24-month lock-up
●	Investor call scheduled for September 2, 2020

San Francisco, CA (September 2, 2020): Skillz Inc., (“Skillz”) a leading mobile games platform connecting players in fair, fun, and meaningful competition, and Flying Eagle Acquisition Corp. (NYSE: FEAC) (“Flying Eagle”), a publicly-traded special purpose acquisition company, agreed yesterday to a business combination that will result in Skillz becoming a publicly-listed company.

Skillz is pioneering the competitive mobile gaming experience, powering tournaments for thousands of game developers around the world, expanding and leading growth in the mobile gaming market. It is anticipated that in 2020, Skillz’s patented technology will power over two billion casual esports tournaments and facilitate $1.6 billion in paid entry fees for games hosted on its secure and proprietary platform.

The gaming industry is larger than movies, music, and books, with more than 2.7 billion gamers playing monthly and 10 million developers worldwide. Mobile is the fastest-growing segment of the gaming market, expected to increase from $68 billion last year to $150 billion in 2025 (according to Newzoo and GlobalData).

“Today we’re a leader in casual esports and are well positioned to capture the global esports opportunity which will increasingly define the gaming market,” said Andrew Paradise, CEO and Founder of Skillz. “Skillz fulfills the human desire for community and competition and is shaping the future of interactive entertainment.”

“I’ve been active in the evolution of gaming for 20 years, from ZeniMax to DraftKings, and I believe Skillz has positioned itself as the platform for the future of gaming, where entertainment, gaming, and enablement converge,” said Flying Eagle Chairman and CEO, Harry E. Sloan.

Sloan’s involvement in the video game business dates back to 1999 when he was a founding investor and board member of ZeniMax Media Inc., the award-winning creator and publisher of interactive entertainment and its Bethesda Game Studio. Sloan is partnered on Flying Eagle with Jeff Sagansky and Eli Baker, who together took DraftKings (Nasdaq: DKNG) public in April 2020.

Skillz has earned recognition as one of Fast Company’s Most Innovative Companies, a two-time winner of CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, and the #1 fastest-growing company in America on the Inc. 5000. Through its philanthropic initiatives, Skillz has used its platform to transform the way nonprofits engage with donors, enabling anyone with a mobile device to support great causes such as the American Red Cross, American Cancer Society, and NAACP by playing in Skillz tournaments.

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“Becoming a public company is an important milestone for Skillz, ” added Paradise. “We look forward to accelerating growth as we work with our developer partners to bring Skillz-powered competitions to every kind of game for billions of gamers worldwide.”

Key Transaction Terms

The transaction implies an equity valuation for Skillz of $3.5 billion, or 6.3x projected 2022 revenue. Estimated cash proceeds from the transaction are expected to consist of Flying Eagle’s $690 million of cash in trust. In addition, investors led by Wellington Management Company, Fidelity Management & Research Company, LLC, Franklin Templeton, and Neuberger Berman funds have committed to invest $159 million in the form of a PIPE at a price of $10.00 per share of Class A common stock of Flying Eagle immediately prior to the closing of the transaction. Flying Eagle’s stockholders with the right to redeem shares representing in excess of $95 million of cash in trust have agreed not to exercise such rights in connection with the transaction.

It is anticipated that post-transaction Skillz will have approximately $250 million of cash and cash equivalents on its consolidated balance sheet. The company expects to use the proceeds to accelerate Skillz’s growth in both domestic and international markets, support marketing efforts, and provide additional working capital.

Skillz stockholders may elect to receive their consideration in either cash or stock of the combined company (or a combination of both), subject to a maximum cash amount. The maximum cash amount will be an amount equal to the cash remaining in Flying Eagle’s trust account (after taking into account any redemptions by its public stockholders and payment of Skillz’s and Flying Eagle’s outstanding transaction expenses), plus the amount to be received from the PIPE investment, plus the closing cash of Skillz less $250 million (which will remain on the consolidated balance sheet of the combined company). If the aggregate amount of cash elected to be received by the Skillz stockholders exceeds the maximum cash amount, the cash to be received by each Skillz stockholder electing to receive cash will be reduced on a pro rata basis and the Skillz stockholders will receive additional stock of the combined company. If the aggregate amount of cash elected to be received by the Skillz stockholders is less than the maximum cash amount, the excess cash will be allocated pro rata among the Skillz stockholders and the number of shares of the combined company to be received by each Skillz stockholder electing to receive stock consideration will be adjusted downwards.

Paradise, Chafkin, substantially all of the existing Skillz stockholders as well as Flying Eagle’s sponsor have agreed to a 24-month lock-up, subject to quarterly releases of 1.5 million shares per holder commencing 180 days following the closing. Upon the closing of the transaction, Paradise, who holds a controlling voting interest in Skillz, will hold a controlling voting interest in the combined company.

The Boards of Directors of each of Flying Eagle and Skillz have unanimously approved the transaction. The transaction will require the approval of the stockholders of both Flying Eagle and Skillz, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the Fall of 2020.

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LionTree Advisors and Jefferies LLC are acting as financial advisors to Skillz. Winston & Strawn LLP is acting as legal advisor to Skillz. Goldman Sachs & Co. LLC is acting as financial advisor to Flying Eagle as well as the exclusive placement agent for the PIPE. White & Case LLP is acting as legal advisor to Flying Eagle.

Investor Conference Call Information

Skillz and Flying Eagle will host a joint investor conference call to discuss the proposed transaction today, Wednesday, September 2, 2020 at 8:30 am ET.

To listen to the prepared remarks via telephone dial 1-877-407-4018 (U.S.) or 1-201-689-8471 (International) and an operator will assist you. A telephone replay will be available at 1-844-512-2921 (U.S.) or 1-412-317-6671 (International), replay pin number: 13709664 through September 9, 2020 at 11:59 pm ET.

Flying Eagle will file an investor presentation relating to the proposed transaction with the SEC as an exhibit to a Current Report on Form 8-K prior to the call, which will be available on the SEC’s website at www.sec.gov.

About Skillz Inc.

Skillz is the leading mobile games platform that connects players in fair, fun, and meaningful competition. The Skillz platform helps developers build multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual esports tournaments for millions of mobile players worldwide, and distributes millions in prizes each month. The company is headquartered in San Francisco and backed by leading venture capitalists, media companies, and professional sports leagues and franchises. Skillz has earned recognition as one of Fast Company’s Most Innovative Companies, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, and the #1 fastest-growing company in America on the Inc. 5000. www.skillz.com

About Flying Eagle Acquisition Corp.

Flying Eagle Acquisition Corp. is a $690 million special purpose acquisition company founded by Harry E. Sloan, Jeff Sagansky, Eli Baker and Alan Mnuchin for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Flying Eagle’s initial public offering was underwritten by Goldman Sachs & Co. LLC and Deutsche Bank Securities, and its common stock, units, and warrants began trading on the NYSE on March 6, 2020 under the ticker symbol symbols FEAC, FEAC.U and FEAC WS, respectively. www.eagleequityptnrs.com

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Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Flying Eagle intends to file a Registration Statement on Form S-4, including a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus with the SEC. Flying Eagle’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Skillz, Flying Eagle, and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of Flying Eagle as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: investors@eagleequityptnrs.com.

Participants in the Solicitation

Flying Eagle and its directors and executive officers may be deemed participants in the solicitation of proxies from Flying Eagle’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Flying Eagle will be included in the proxy statement/prospectus for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

Skillz and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Flying Eagle in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Flying Eagle’s and Skillz’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Flying Eagle’s and Skillz’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

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These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Flying Eagle’s and Skillz’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Flying Eagle and Skillz following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Flying Eagle and Skillz, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on Skillz’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of Flying Eagle’s shares of common stock on the NYSE following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Skillz to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that Skillz or Flying Eagle may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the final prospectus of Flying Eagle for its initial public offering and the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in Flying Eagle’s other filings with the SEC. Flying Eagle cautions that the foregoing list of factors is not exclusive. Flying Eagle cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Flying Eagle does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

For Skillz PR: skillz@icrinc.com

For Skillz IR: ir@skillz.com

For Flying Eagle: jeff@prioritypr.net; +1 818-661-6368, ext. 4

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